UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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MACQUARIE INFRASTRUCTURE CORPORATION
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The following presentation was made available by Hawaii Gas on June 21, 2021:

Overview

Argo’s intent to purchase Hawaii Gas is based on our principle of responsible investing Argo is an investment firm dedicated to responsible investing and sustainability

Argo will draw on committed capital to finance the acquisition and have access to capital for future investment. MIC's pursuit of strategic alternatives has resulted in a decision to sell all of its individual operating businesses, including Hawaii Gas, after a 15-year holding of the asset Subject to PUC approval

About Argo

Argo is experienced in infrastructure and sustainability

Argo was founded with aim of focusing on high quality infrastructure investments, now with ~$5 billion of assets under management with 14 infrastructure assets and businesses in North America. We bring a wealth of expertise from our team and our global knowledge network in infrastructure operations and investment. Argo has a consistent record of being supportive of portfolio company management teams, with priority attention given to their holdings’ ESG progress

Argo’s fundamental principles

Managing for the long term, we are not a “buy to sell” investor. Our principle of responsible investing has sought holdings that aim to address climate change and Co2 reduction

Argo’s Responsible Investing Policy

“Investing responsibly means we aim to deploy our clients’ capital in a way that supports a sustainable future for society at large. Many of our investments are specifically targeting new impacts towards sustainability goals, and we make no investments that are expected to trigger opposite impact. Our asset management practices have been designed to foster improvements in asset performance on ESG dimensions. We work continuously to strengthen alignment and engagement on ESG with various internal and external stakeholders.”

Argo’s Holdings

We have a track record of owning utility infrastructure assets with expertise in renewables and storage

1. Pearl/Ruby Solar, 114 MW C&I solar portfolio with assets in 12 states

2.Astro Solar, 129 MW C&I solar portfolio with assets in 7 states

3. Thule Energy Storage, energy storage business serving commercial users in CA

4. Duquesne Light, electric distribution utility serving Pittsburgh, PA

5. Bayonne Water & Wastewater, serving Bayonne, NJ

6. Middletown Water and Sewer, serving Middletown, PA

7. Cross-Sound Cable, a 330MW HVDC submarine transmission cable between New England and Long Island, NY

8. Hudson Transmission, a 660MW HDVC submarine transmission cable between NYC and NJ

9. Corning Natural Gas, a regulated gas utility serving customers in NY and PA

Argo’s Investment

The ability to attract large scale, ESG investors underscores Hawaii Gas’ operational excellence and long-term prospects in clean energy

Argo has committed capital from its investors for the acquisition of Hawaii Gas

CalSTRS – 2nd largest pension fund in the U.S. with $300B in asset

APG – Dutch pension fund with $600B in assets

(For comparison, Employees’ Retirement System of the State of Hawaii $18B)

Argo, CalSTRS and APG are acutely aware of climate change and are committed to responsible investing and fighting climate change

Argo’s Commitment

Argo is committed to Hawaii

Argo supports the State of Hawaii’s goals of economic development and carbon neutrality by 2045 and Hawaii Gas’ role in achieving these goals

Argo intends to appoint a qualified resident of Hawaii to the board of directors so that the state’s views and culture are fully understood, considered and continued under Argo’s ownership

Seamless Transition

Seamless transition for employees and the community

Ratepayers will experience no changes in rates and service related to this transaction

No changes to wages, employee headcount, union representation, operations, management, business relationships, local board of directors

Hawaii Gas Key Facts

Since 1904, Hawaii Gas has provided residential and commercial customers with safe, clean, affordable and reliable gas

Hawaii Gas is the only government-franchised, full-service gas company manufacturing and distributing gas in Hawaii

Over 60,000 residential customers

Over 7,000 commercial customers

Two-thirds of employees are members of Teamsters Local 996

Hawaii Gas Services & Major Customers

Hawaii Gas is vital to our customers across the state who depend on us for their energy needs

Underserved communities without access to the electrical grid

Hotels and restaurants

Hospitals

Emergency management services

Military

Hawaii Gas & Clean Energy

Hawaii Gas is committed to the decarbonization of fuel sources through energy innovation

Hawaii Gas manufactures synthetic natural gas (SNG) and renewable natural gas (RNG) for its utility customers on Oahu

Distributes liquefied petroleum gas, or LPG (propane), to utility, tank and bottled gas customers throughout the state’s six primary islands

Produces RNG at their award winning, Honouliuli Wastewater Treatment Plant on Oahu

Waihonu Solar Farm is also part of the Hawaii Gas family and generates 6.5 megawatts – enough to power 1,000 homes

Hawaii Gas Clean Energy Plan

HG is actively working to reduce its carbon footprint and meet Hawaii's 2045 carbon neutrality goal. HG has a four-pronged action plan to achieve this goal, by no later than 2045

Deploy energy efficiency initiatives

Decarbonize fuel source – Incorporate cost-effective renewable natural gas and hydrogen

Diversify into other energy and clean technologies

Invest in carbon offset projects and programs

Leveraging HG’s established infrastructure to enable long-term energy transition for Hawaii

Summary

This sale is good for Hawaii Gas customers, employees and the entire State of Hawaii

Operations and services will remain the same throughout the process and change of control – it will be business as usual

Change of control filing before July 4

Stakeholder outreach and dialogue on all islands

Targeting PUC approval in the first half of 2022, subject to approval by the Hawaii Public Utilities Commission and other customary conditions

Questions?

Appendix

ARGO LEADERSHIP

Richard Klapow, Managing Director

Richard has led investments in a range of sectors including utilities (electric, gas distribution and water), power and renewables, midstream energy, transportation and digital infrastructure.  He has extensive experience sourcing, negotiating, managing capital raisings and with portfolio company operations and business plans.

In 2014, Richard joined a core investment team who formed Argo Infrastructure Partners, LP. Argo has grown significantly since its inception. Today, Argo manages approximately $5 billion in equity capital on behalf of our institutional investment partners, with a portfolio comprised of investments in 14 high quality infrastructure businesses in North America.

Richard is an alumnus of Boston University where he received his MBA and Brooklyn Law School, where he earned his JD and was a member of the Journal of International Law.

Hugh Au, Executive Director

Hugh started his career as an engineering consultant for an electric utility in nuclear and thermal generation. After earning his MBA at MIT Sloan School of Management in 2001, Hugh has been working in the finance industry. He also holds a PhD in engineering from Massachusetts Institute of Technology and a Bachelor of Science in engineering from Carnegie Mellon University.

Hugh served as the shareholder representative for SourceGas, a gas local distribution company (LDC) serving 400,000 customers in Colorado, Wyoming, Nebraska and Arkansas.  Since joining Argo in 2014, Hugh has led many successful initiatives. He is responsible for Argo’s pending acquisition of Corning Natural Gas Corp., a gas LDC serving New York and Pennsylvania, as well as an electric distribution utility serving Pennsylvania. Hugh also led Argo’s acquisition of Duquesne Light Holdings, an electric transmission and distribution utility serving 600,000 customers in western Pennsylvania.

Hugh is originally from Hong Kong and has been in the United States since high school.

HAWAII GAS KEY LEADERSHIP

Alicia Moy, President and CEO

Led Hawaii Gas since 2013 in its work to support the positive transformation of Hawaii’s energy landscape and achievement of the state’s renewable energy and decarbonization goals

Nathan Nelson, VP, General Counsel

Oversight over legal, regulatory, human resources and safety

Joanne Barradas, Chief Financial Officer

Certified CPA with over a decade of experience with regulated companies for electricity generation and gas distribution

Kevin Nishimura, Vice President of Operations

Worked through the ranks since 1993 in engineering, operations, customer care and strategic initiatives

Tom Young, Executive Vice President Special Projects & Strategic Supply

Joined Hawaii Gas 40 years ago as a chemist and served in several positions including VP of strategic initiatives and supply and COO

HAWAII GAS LOCAL BOARD

Colbert Matsumoto
Chairman, Island Holdings

Catherine NGO
President, Central Pacific Bank

Jeffrey Ono
Partner, Watanabe Ing LLP

Important Information For Investors And Stockholders

In connection with the proposed transaction, Macquarie Infrastructure Corporation (the “Company”) intends to file a proxy statement with the Securities and Exchange Commission (“SEC”), the definitive version of which will be mailed to stockholders of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by the Company will also be available free of charge on the Company website at www.macquarie.com/mic or by writing to us at 125 West 55th Street, New York, New York 10019, United States of America, Attention: Investor Relations.

Certain Information Regarding Participants

The Company and its directors and executive officers may be considered participants in the solicitation of proxies in connection with the merger. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 17, 2021, and its definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 29, 2021. Other information regarding the participants of the Company in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the transaction when they become available

Disclaimer on Forward Looking Statements

This communication contains forward-looking statements. The Company may, in some cases, use words such as “project,” “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “should,” “would,” “could,” “potentially” or “may” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements include, among others, those concerning the Company’s expected financial performance and strategic and operational plans, statements regarding potential sales of the Company’s operating businesses (including the Company’s proposed reorganization) and the anticipated uses of any proceeds therefrom, statements regarding the anticipated specific and overall impacts of the COVID-19 pandemic, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. Forward-looking statements in this communication are subject to a number of risks and uncertainties, some of which are beyond the Company’s control, including, among other things: changes in general economic or business conditions; the ongoing impact of the COVID-19 pandemic; the Company’s ability to complete the sale of the Company or its operating businesses on favorable terms; the Company’s ability to service, comply with the terms of and refinance debt; its ability to retain or replace qualified employees; in the absence of a sale or sales of its businesses, its ability to complete growth projects, deploy growth capital and manage growth, make and finance future acquisitions and implement its strategy; the regulatory environment; demographic trends; the political environment; the economy, tourism, construction and transportation costs; air travel; environmental costs and risks; fuel and gas and other commodity costs; the Company’s ability to recover increases in costs from customers; cybersecurity risks; work interruptions or other labor stoppages; risks associated with acquisitions or dispositions; litigation risks; reliance on sole or limited source suppliers, risks or conflicts of interests involving the Company’s relationship with the Macquarie Group; and changes in U.S. federal tax law. These and other risks and uncertainties are described under the caption “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its other reports filed from time to time with the SEC.

The Company’s actual results, performance, prospects, or opportunities could differ materially from those expressed in or implied by the forward-looking statements. Additional risks of which the Company is not currently aware could also cause its actual results to differ. In light of these risks, uncertainties, and assumptions, you should not place undue reliance on any forward-looking statements. The forward-looking events discussed in this communication may not occur. These forward-looking statements are made as of the date of this communication. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.